Oppenheimer Holdings Inc. Second Quarter Update – 2019

Safe Harbor Statement This presentation and other written or oral statements made from time to time by representatives of Oppenheimer Holdings Inc. (the “company”) may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate to such matters as anticipated financial performance, future revenues or earnings, business prospects, new products or services, anticipated market performance and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the company’s current beliefs, expectations and assumptions regarding the future of the company’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the company’s control. The company cautions that a variety of factors could cause the company’s actual results to differ materially from the anticipated results or other expectations expressed in the company’s forwarding-looking statements. These risks and uncertainties include, but are not limited to, those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 1, 2019 (the “2018 10-K”). In addition, important factors that could cause actual results to differ materially from those in the forward-looking statements include those factors discussed in Part II, “Item 7. Management’s Discussion & Analysis of Financial Condition and Results of Operations – Factors Affecting ‘Forward- Looking Statements’” of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 filed with the SEC on July 26, 2019 (“2019 10-Q2”). Any forward-looking statements herein are qualified in their entirety by reference to all such factors discussed in the 2018 10-K, the 2019 10-Q2 and the company’s other SEC filings. There can be no assurance that the company has correctly or completely identified and assessed all of the factors affecting the company’s business. Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by the company in this presentation is based only on information currently available to the company and speaks only as of the date on which it is made. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. 2

Business Overview Oppenheimer is a leading investment bank and full-service investment firm that provides financial services and advice to high net worth investors, individuals, businesses and institutions. Oppenheimer Snapshot (as of 6/30/19) $250.9 million $983.8 million Listed NYSE Ticker: OPY Revenue for 2Q-19 Revenue for TTM 6-30-19 Shareholders’ Equity ($mm): $563.6 Market Cap ($mm): $351.8 Book Value per Share: $43.84 Tangible Book Value per Share: $30.62 Share Price: $27.22 TTM 6-30-19 Revenue ($mm): $983.8 Employees: 2,970 Europe Middle East Asia # of Financial Advisors: 1,036 Beijing Shanghai Hong Kong Retail Branches in the US: 94 . London, UK . Tel Aviv, Israel . Hong Kong, China Client Assets under Administration ($bn): $87.3 . Geneva, Switzerland Assets Under Management ($bn): $30.2 . St. Helier, Isle of Jersey . Frankfurt, Germany 3

Summary Operating Results: 2Q-19 (Unaudited)

OPPENHEIMER

($000's)	For the 3-Months Ended		
REVENUE	**6-30-19**	**6-30-18**	**% Change**
Commissions	$ 80,896	$ 82,850	(2.4)
Advisory fees	80,707	77,270	4.4
Investment banking	32,006	27,904	14.7
Bank deposit sweep income	31,830	28,853	10.3
Interest	13,550	13,056	3.8
Principal transactions, net	3,045	6,400	(52.4)
Other	8,901	6,223	43.0
Total Revenue	250,935	242,556	3.5
EXPENSES			
Compensation and related expenses	155,783	151,871	2.6
Non-Compensation related expenses	77,761	78,168	(0.5)
Total Expenses	233,544	230,039	1.5
Pre-tax Income	17,391	12,517	38.9
Net income	$ 12,375	$ 8,855	39.8
Basic net income per share	$ 0.95	$ 0.67	**+41.8%**
Diluted net income per share	$ 0.89	$ 0.63	**+41.3%**

Highlights

- ✓ Quarterly revenues in excess of $250 million
- ✓ Advisory fees higher due to higher assets under management at 3/31/19 compared to 3/31/18
- ✓ Increase of 62.5% in fees earned from M&A activities
- ✓ Higher short-term interest rates continue to benefit bank deposit sweep income
- ✓ Legal and regulatory costs declined by approximately 70% in 2Q-19 compared with 2Q-18
- ✓ Other revenue increase due to increases in cash surrender value of Company-owned life insurance and to favorable legal settlements during 2Q-19
- ✓ Compensation as a percentage of revenue was 62.1% in 2Q-19 compared to 62.6% in 2Q-18

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Summary Operating Results: 1H-19 (Unaudited) ($000’s) For the 6-Months Ended REVENUE 6-30-19 6-30-18 % Change Commissions $ 160,305 $ 166,257 (3.6) Advisory fees 154,354 154,818 (0.3) Investment banking 60,049 56,114 7.0 Bank deposit sweep income 65,798 54,150 21.5 Interest 26,277 25,283 3.9 Principal transactions, net 14,483 9,126 58.7 Other 21,439 11,338 89.1 Total Revenue 502,705 477,086 5.4 EXPENSES Compensation and related expenses 316,138 304,975 3.7 Non-Compensation related expenses 153,124 149,973 2.1 Total Expenses 469,262 454,948 3.1 Pre-tax Income 33,443 22,138 51.1 Net income $ 23,569 $ 15,560 51.5 Basic net income per share $ 1.81 $ 1.17 +54.7% Diluted net income per share $ 1.70 $ 1.11 +53.2% 5

Second Quarter 2019 Highlights (In $millions) Advisory Fees Commission Revenue Interest and Fee Revenues $82.9 $80.7 $80.9 $180 3.0% $77.3 $160 2.5% $140 $120 2.0% $100 1.5% $80 2Q-18 2Q-19 2Q-18 2Q-19 $60 1.0% Investment Banking Revenue Principal Transactions Revenue $40 0.5% $20 $0 0.0% $32.0 2015 2016 2017 2018 TTM $27.9 6-30-19 $6.4 Margin Interest $3.0 Money Fund Sweep Program Bank Deposit Sweep Income 2Q-18 2Q-19 2Q-18 2Q-19 Fed Funds Target 6

Key 2Q-19 Announcements 1 . Announced participation in auction rate securities tender offer that will result in Auction Rate $20 million of additional liquidity in the 3Q-19 . Securities Tender Participation in the tender offer resulted in an unrealized loss of $2.4 million in the 2Q-19 Offer . Participation in the tender offer also resulted in a reduction in "Level 3" securities to zero at June 30, 2019 for the first time in over a decade 2 . Announced partial redemption of 6.75% Senior Secured Notes which will take place on August 25, 2019 Senior Secured Note . Partial redemption will result in $1.7 million in costs associated with paying the Redemption call premium on the Senior Secured Notes in the 3Q-19 . The redemption of 25% of the Senior Secured Notes will reduce interest costs by $3.8 million annually 3 . Announced an increase in its quarterly dividend from $0.11 to $0.12 per share, a Quarterly Dividend 9.1% increase, effective for the 2Q-19 and payable on August 23, 2019 to holders of Class A non-voting and Class B voting common stock of record on August 9, 2019 4 . Announced board approval of share repurchase program that authorizes purchase up to 640,000 shares of Class A non-voting common stock representing Share Repurchase approximately 5% of 12,756,308 currently issued and outstanding shares Program & Buybacks . Purchased 167,209 shares of OPY Class A non-voting common stock under share repurchase program during the 2Q-19 for $4.3 million at an average share price of $25.82 7

Business Segments Our business is well diversified across a wide range of clients, services and industries Business Mix – 2Q-19 Revenue ($252.4mm)(1) Private client services and asset WEALTH MANAGEMENT management solutions tailored to unique financial objectives $180.6mm $71.8mm Wealth Management 72% 28% Capital Markets Investment banking services and CAPITAL MARKETS capital markets products for institutions and corporations Wealth Management Revenue ($mm) Capital Markets Revenue ($mm) $800 $300 280 273 683 690 255 $700 619 597 $250 232 $600 $200 $500 $400 $150 $300 181 174 $100 72 68 $200 $50 $100 $0 $0 2015 2016 2017 2018 2Q-19 2Q-18 2015 2016 2017 2018 2Q-19 2Q-18 Note: Wealth Management includes both Private Client and Asset Management business segments. (1) Does not include ($1.4) million allocated to Corporate/Other. 8

Wealth Management*

Well recognized brand and one of the few independent, non-bank broker-dealers with full service capabilities

RETAIL SERVICES

- Full-Service Brokerage
- Financial Planning, Retirement Services, Corporate & Executive Services, and Trust Services
- Margin & Securities Lending

ADVISORY SERVICES

- Investment Policy Design & Implementation
- Asset Allocation & Portfolio Construction
- Research, Diligence & Manager Selection
- Portfolio Monitoring & Reporting

ALTERNATIVE INVESTMENTS

- Hedge Funds and Fund-of-Funds
- Private Equity
- Private Market Opportunity, recently launched to source investments across the private markets continuum

Financial Snapshot ($mm)	2Q-19	2Q-18	% Change
Revenue	$ 180.6	$ 174.3	4.9%
Pre-tax Income	$ 48.7	$ 37.5	30.1%
Profit Margin	27.0%	21.5%	25.5%
# of Financial Advisors	1,036	1,083	

Q2-19 Highlights

- ✓ Client AUA were $87.3 billion at 6/30/19 compared with $80.1 billion at 12/31/18, an increase of 9.0%
- ✓ AUM increased 5.2% to $30.2 billion at 6/30/19, a record high, when compared to $28.7 billion at 6/30/18
- ✓ Wealth Management profit margin of 25.5%
- ✓ Bank Deposit Sweep Income was $31.8 million in 2Q-19, up 10.3% compared to 2Q-18

Client Assets Under Administration ($bn)



$90
$80
$70
$60
$50
78.7
77.2
86.9
80.1
87.3
85.8
2015
2016
2017
2018
2Q-19
2Q-18

Client Assets Per Financial Advisor ($mm)



$100
$80
$60
$40
$20
$0
$66.7
$78.5
$74.7
$82.4
$84.2
$79.2
2015
2016
2017
2018
2Q-19
2Q-18
1,233
1,158
1,107
1,073
1,036
1,083

* Wealth Management includes both Private Client and Asset Management divisions.

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Capital Markets

A leading capital markets business providing sophisticated investment banking, research and trading solutions

INSTITUTIONAL EQUITIES

- Sales and Trading
- Equity Research
  - 32 senior research analysts covering 500+ companies
- Corporate Access (Conferences & NDRs)

INVESTMENT BANKING

- Mergers & Acquisitions
- Equity Capital Markets
- Debt Capital Markets
- Restructuring & Special Situations

FIXED INCOME

- Taxable Fixed Income
- Non-Taxable Fixed Income
- Public Finance

(In $millions)

2Q-19 Capital Markets Revenue Breakdown ($71.8mm)



$19.3mm
27%
$32.6mm
45%
$19.9mm
28%
Institutional Equities
Fixed Income
Investment Banking

(In $millions)

Institutional Equities Commissions



2Q-19
$24.8
2Q-18
$23.2

Equity Underwriting Fees



2Q-19
$15.3
2Q-18
$15.2

Advisory Fees from IBK



2Q-19
$13.0
2Q-18
$8.0

Fixed Income Revenue



2Q-19
$19.9
2Q-18
$21.0

Investment Banking Focus Industries



Healthcare



Technology



Consumer
& Retail



Transportation &
Logistics



Finance & Real
Estate



Energy

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Select 2Q-19 Investment Banking Transactions $1,500,000,000 $100,000,000 $234,255,000 $230,277,760 Restructuring Financial Institutions & Real Estate Healthcare Financial Institutions & Real Estate Senior Secured Credit Facility IPO Follow-on IPO Exclusive Financial Advisor and Co-Lead Manager Co-Lead Manager Co-Lead Manager Sole Lead Arranger June 2019 June 2019 June 2019 May 2019 $8,100,000,000 $123,970,000 $90,562,500 $30,777,571 Technology Technology Healthcare Healthcare IPO IPO Follow-on US IPO Co-Manager Co-Manager Lead Manager Joint Bookrunner May 2019 April 2019 April 2019 April 2019 11

Capital Structure Conservative risk profile with strong balance sheet Liquidity & Capital As of June 30, 2019 ($ in thousands) . Announced partial redemption of 6.75% Senior Secured Notes which will take place on August 25, 2019 Total Assets: $2,562,416 . Participation in ARS issuer tender offer will result in $20 million in additional liquidity in the 3Q-19 Stockholders’ Equity: $563,610 . “Level 3” assets reduced to zero for the first time in over a decade Long-Term Debt: $200,000 . Purchased 167,209 shares of common stock under share repurchase program during 2Q-19 for $4.3 million at an average share price of $25.82 Total Capitalization: $763,610 . Announced an increase in quarterly dividend on common stock from $0.11 to $0.12 per share, a 9.1% increase Debt to Equity Ratio: 35.5% Historical Book & Tangible Book Value per Share ($) Debt to Equity Ratio (Pro-forma): 26.6% * $45 Gross Leverage Ratio(1): 4.7x $30 Broker-Dealer Regulatory Capital ($ in thousands) $15 Regulatory Net Capital: $201,694 $0 Year Regulatory Excess Net Capital: $184,985 * Pro-forma for $50 million partial redemption due to take place on 8/25/19. (1) Total Assets divided by Total Stockholders’ Equity. 12

Historical Financial Ratios Consolidated Adjusted EBITDA ($mm) Long-Term Debt to Consolidated Adjusted EBITDA (x) 84 9 $90 8.0x 72 8 $75 7 54 6 $60 4.9x 5 $45 4 3.7x 31 2.8x 3 2.4x $30 19 2 $15 1 1.8x* $0 0 2015 2016 2017 2018 TTM 2015 2016 2017 2018 TTM 6-30-19 6-30-19 Consolidated Adjusted EBITDA Margin (%) Interest Coverage (x) 10% 9 8.6% 8.0x* 8 7.5% 8% 7 5.8% 6 5.3x 6% 6.3x 5 3.9x 4 4% 3.3% 3 2.3x 2.1% 2 1.4x 2% 1 0% 0 2015 2016 2017 2018 TTM 2015 2016 2017 2018 TTM 6-30-19 6-30-19 * Pro-forma for $50 million partial redemption due to take place on 8/25/19. 13

For more information contact Investor Relations at info@opco.com 2659074.1